                                                                    EXHIBIT 24.2

                                POWER OF ATTORNEY

         The undersigned, Chief Executive Officer, President and a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) securities of AMR Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating AMR Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees of AMR Corporation of securities of the Corporation), (ii) securities of the Corporation (including, without limitation, debt securities, pass through certificates and guarantees by the Corporation of securities issued by AMR Corporation) and (iii) any other securities described therein (such securities described in clauses (i) through (iii) above being collectively referred to as the "Securities"), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.

                                                  /s/ GERARD J. ARPEY
                                                  --------------------------
                                                  Gerard J. Arpey

Witness:

/s/ CHARLES D. MARLETT
----------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) securities of AMR Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating AMR Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees of AMR Corporation of securities of the Corporation), (ii) securities of the Corporation (including, without limitation, debt securities, pass through certificates and guarantees by the Corporation of securities issued by AMR Corporation) and (iii) any other securities described therein (such securities described in clauses (i) through (iii) above being collectively referred to as the "Securities"), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.

                                                  /s/ JOHN W. BACHMANN
                                                  ------------------------------
                                                  John W. Bachmann

Witness:

/s/ CHARLES D. MARLETT
-----------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) securities of AMR Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating AMR Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees of AMR Corporation of securities of the Corporation), (ii) securities of the Corporation (including, without limitation, debt securities, pass through certificates and guarantees by the Corporation of securities issued by AMR Corporation) and (iii) any other securities described therein (such securities described in clauses (i) through (iii) above being collectively referred to as the "Securities"), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25 day of November, 2003.

                                                  /s/ DAVID L. BOREN
                                                  ------------------------------
                                                  David L. Boren

Witness:

/s/ CHARLES D. MARLETT
-----------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) securities of AMR Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating AMR Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees of AMR Corporation of securities of the Corporation), (ii) securities of the Corporation (including, without limitation, debt securities, pass through certificates and guarantees by the Corporation of securities issued by AMR Corporation) and (iii) any other securities described therein (such securities described in clauses (i) through (iii) above being collectively referred to as the "Securities"), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of November, 2003.

                                                  /s/ EDWARD A. BRENNAN
                                                  -----------------------
                                                  Edward A. Brennan

Witness:

/s/ CHARLES D. MARLETT
------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) securities of AMR Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating AMR Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees of AMR Corporation of securities of the Corporation), (ii) securities of the Corporation (including, without limitation, debt securities, pass through certificates and guarantees by the Corporation of securities issued by AMR Corporation) and (iii) any other securities described therein (such securities described in clauses (i) through (iii) above being collectively referred to as the "Securities"), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.

                                                  /s/ ARMANDO M. CODINA
                                                  -------------------------
                                                  Armando M. Codina

Witness:

/s/ CHARLES D. MARLETT
------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) securities of AMR Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating AMR Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees of AMR Corporation of securities of the Corporation), (ii) securities of the Corporation (including, without limitation, debt securities, pass through certificates and guarantees by the Corporation of securities issued by AMR Corporation) and (iii) any other securities described therein (such securities described in clauses (i) through (iii) above being collectively referred to as the "Securities"), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.

                                                  /s/ EARL G. GRAVES
                                                  ---------------------------
                                                  Earl G. Graves

Witness:

/s/ CHARLES D. MARLETT
-------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) securities of AMR Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating AMR Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees of AMR Corporation of securities of the Corporation), (ii) securities of the Corporation (including, without limitation, debt securities, pass through certificates and guarantees by the Corporation of securities issued by AMR Corporation) and (iii) any other securities described therein (such securities described in clauses (i) through (iii) above being collectively referred to as the "Securities"), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.


                                                  /s/ ANN MCLAUGHLIN KOROLOGOS
                                                  ------------------------------
                                                  Ann McLaughlin Korologos

Witness:

/s/ CHARLES D. MARLETT
-----------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) securities of AMR Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating AMR Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees of AMR Corporation of securities of the Corporation), (ii) securities of the Corporation (including, without limitation, debt securities, pass through certificates and guarantees by the Corporation of securities issued by AMR Corporation) and (iii) any other securities described therein (such securities described in clauses (i) through (iii) above being collectively referred to as the "Securities"), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.

                                                  /s/ MICHAEL A. MILES
                                                  ------------------------------
                                                  Michael A. Miles

Witness:

/s/ CHARLES D. MARLETT
------------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) securities of AMR Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating AMR Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees of AMR Corporation of securities of the Corporation), (ii) securities of the Corporation (including, without limitation, debt securities, pass through certificates and guarantees by the Corporation of securities issued by AMR Corporation) and (iii) any other securities described therein (such securities described in clauses (i) through (iii) above being collectively referred to as the "Securities"), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.

                                                  /s/ PHILIP J. PURCELL
                                                  ----------------------------
                                                  Philip J. Purcell

Witness:

/s/ CHARLES D. MARLETT
---------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) securities of AMR Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating AMR Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees of AMR Corporation of securities of the Corporation), (ii) securities of the Corporation (including, without limitation, debt securities, pass through certificates and guarantees by the Corporation of securities issued by AMR Corporation) and (iii) any other securities described therein (such securities described in clauses (i) through (iii) above being collectively referred to as the "Securities"), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.

                                                  /s/ JOE M. RODGERS
                                                  -----------------------------
                                                  Joe M. Rodgers

Witness:

/s/ CHARLES D. MARLETT
---------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) securities of AMR Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating AMR Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees of AMR Corporation of securities of the Corporation), (ii) securities of the Corporation (including, without limitation, debt securities, pass through certificates and guarantees by the Corporation of securities issued by AMR Corporation) and (iii) any other securities described therein (such securities described in clauses (i) through (iii) above being collectively referred to as the "Securities"), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.

                                                  /s/ JUDITH RODIN
                                                  ----------------------------
                                                  Judith Rodin

Witness:

/s/ CHARLES D. MARLETT
------------------------
Charles D. MarLett

                                POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Jeffrey C. Campbell, Gary F. Kennedy and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (i) securities of AMR Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating AMR Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees of AMR Corporation of securities of the Corporation), (ii) securities of the Corporation (including, without limitation, debt securities, pass through certificates and guarantees by the Corporation of securities issued by AMR Corporation) and (iii) any other securities described therein (such securities described in clauses (i) through (iii) above being collectively referred to as the "Securities"), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.

                                                  /s/ ROGER T. STAUBACH
                                                  -------------------------
                                                  Roger T. Staubach

Witness:

/s/ CHARLES D. MARLETT
--------------------------
Charles D. MarLett